                                                                    EXHIBIT 10.1

                                   AGREEMENT


                 This Agreement (this "Agreement") is entered into this 21st day of June, 1996, between USA Waste Services, Inc., a Delaware corporation (the "Company"), Donald F. Moorehead, Jr. and John E. Drury (Donald F. Moorehead, Jr. and John E. Drury are referred to collectively herein as the "Company Shareholders"); John G. Rangos, Sr., John G. Rangos, Jr., Alexander
W. Rangos (John G. Rangos, Sr., John G. Rangos, Jr. and Alexander W. Rangos are referred to collectively herein as the "Rangos Family Members") and John Rangos Development Corporation, Inc., a Pennsylvania corporation ("Rangos Development," and together with the Rangos Family Members, the "Rangos Shareholders").


                                    RECITALS

                 The parties hereto are parties to a Shareholders Agreement dated December 18, 1995 among the parties hereto (the "Shareholders Agreement").

                 The Company intends to enter into an Agreement and Plan of Merger on or about the date hereof (the "Merger Agreement") with Quatro Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Acquisition'), and Sanifill, Inc., a Delaware corporation ("Sanifill"), providing for the merger of Acquisition with and into Sanifill (the "Merger"), with Sanifill being the surviving corporation and becoming a subsidiary of the Company.

                 In consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, the Company, the Company Shareholders and the Rangos Shareholders agree as follows:

SECTION 1        TERMINATION OF SHAREHOLDERS AGREEMENT.

                 The Company, the Company Shareholders and the Rangos Shareholders hereby agree to terminate the Shareholders Agreement in its entirety as of the date hereof.

SECTION 2        BOARD OF DIRECTORS OF THE COMPANY.

                 (a) At the annual meeting of shareholders of the Company to be held in 1997 for the election of directors, the Company and the Company Shareholders shall use their best efforts to cause John G. Rangos, Sr. to be nominated for election and elected as a director in the class of directors whose terms will expire in 2000; provided, however, that John G. Rangos, Sr. agrees not to seek reelection to the Board of Directors at any time after the Company's Annual Meeting of Shareholders in 1997.


                 (b) Upon the consummation of the Merger, the Company, the Company Shareholders and the Rangos Shareholders shall use their best efforts to cause the Board of Directors of the Company to consist of twelve directors, three of whom are to be designated by Sanifill pursuant to the Merger Agreement.

SECTION 3        EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY.

                 The Company and the Company Shareholders agree that all times that either John G. Rangos, Sr. or Alexander W. Rangos is a director of the Company they shall use their best efforts to establish and maintain an Executive Committee of the Board of Directors and to cause the Executive Committee to include each of them, but only so long as they remain directors.

SECTION 4        RANGOS DEVELOPMENT MERGER.

                 The Company, the Company Shareholders and the Rangos Shareholders shall use their best efforts to cause a merger of Rangos Development with and into the Company at the request of Rangos Development at any time after Rangos Development shall have obtained an opinion of counsel to the effect that such merger should qualify as a tax free reorganization under
Section 368 of the Internal Revenue Code; provided, however, that the Company may postpone such merger if, and for so long as, it shall have been advised by its independent public accountants that consummation of such merger would prevent a pending transaction to which the Company is a party from being treated as a pooling of interests for accounting purposes. The aggregate number of shares of Common Stock to be issued by the Company in such merger to the shareholders of Rangos Development shall equal the number of shares of Common Stock held by Rangos Development immediately prior to the time such merger is consummated.

SECTION 5        AGREEMENTS OF THE COMPANY.

                 (a) The Company agrees to register all shares of Common Stock held by the Rangos Shareholders as of the date hereof or hereafter acquired upon the exercise of any warrant issued pursuant to Section 5(c) of this Agreement, on the terms and conditions set forth in Exhibit A attached to the Memorandum of Understanding dated December 18, 1995 by and between the Rangos Family Members and the Company; provided, however, that at no time shall more than 4,000,000 shares of Common Stock be so registered; and provided further, however, that such agreement to register shall terminate on the earlier of December 18, 2000, the date on which the Rangos Shareholders may sell all of the shares of Common Stock then owned by them pursuant to Rule 144 without any volume restrictions, or the date on which the number of shares so owned is less than 1% of the total number of shares of Common Stock then outstanding. At any time the number of shares of Common Stock so registered and unsold falls below 2,000,000, the Rangos Shareholders shall be entitled at their request to have the Company register additional shares of Common Stock; provided, however, that at no time shall more than 4,000,000 shares of Common Stock be registered.

                 (b) The Company agrees to pay to the Rangos Shareholders within 15 days of the date hereof $40,000 to be used to pay the expenses incurred by them and to compensate them for their own efforts in connection with the negotiation, preparation, execution and delivery of this Agreement.

                 (c) The Company agrees to issue on the date hereof transferable warrants to purchase shares of Common Stock at an initial exercise price of $29 per share in the forms attached as Exhibits A, B and C hereto to John G. Rangos, Sr., John G. Rangos, Jr. and Alexander W. Rangos, respectively, all as consideration for the Rangos Shareholders' entering into this Agreement.

                 (d) The Company and Alexander W. Rangos agree that if for any reason he ceases to be a member of the Board of Directors of the Company, the restrictions contained in Section 6 of the Employment Agreement dated as of June 30, 1995 between the Company and him shall thereupon terminate.

SECTION 6        NOTICE.

                 All notices called for under this Agreement must be in writing and will be deemed given if:

                 (1)      delivered personally;

                 (2) delivered by facsimile transmission and receipt is acknowledged verbally or electronically;

                 (3)      telexed; or

                 (4) mailed by registered or certified mail (return receipt requested), postage prepaid);

to the parties to this Agreement at the following addresses (or at such other address for a party as is specified by like notice; provided that notices of a change of address will be effective only upon receipt of the notice):

To the Company or the Company Shareholders:

                 USA Waste Services, Inc.
                 5400 LBJ Freeway
                 Suite 300 - Tower One
                 Dallas, Texas  75240

                 Attention:  General Counsel


         To the Rangos Shareholders:

                 John G. Rangos, Jr.
                 4918 Route 910
                 Allison Park, Pennsylvania 15101

SECTION 7        SEVERABILITY.

                 If any provision of this Agreement is held invalid, such invalidity will not affect any other provision of the Agreement that can be given effect without the invalid provision, and to this end, the provisions of this Agreement are separable.

SECTION 8        ASSIGNMENT.

                 This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but the rights of the Rangos Shareholders may not be assigned to any person other than affiliates of the Rangos Shareholders.

SECTION 9        AMENDMENT.

                 This Agreement may be modified only by a written instrument duly executed by all parties to the Agreement and compliance with any provision or condition contained in this Agreement, or the obtaining of any consent provided for in this Agreement, may be waived only by written instrument duly executed by the party to be bound by such waiver.

SECTION 10       GOVERNING LAW.

                 The rights of the parties arising under this Agreement shall be construed and enforced under the laws of the State of Delaware without giving effect to any choice of law or conflict of law rules.

SECTION 11       COUNTERPARTS.

                 This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which will constitute one and the same instrument.

SECTION 12       BEST EFFORTS OBLIGATIONS.

                 For purposes of this Agreement, the term "best efforts" shall,
(i) with respect to the Company Shareholders and the Rangos Shareholders, require such persons to take all lawful action in their capacities as members of the Board of Directors and with respect to the voting of the shares of Common Stock held by such persons, and (ii) with respect to the Company, the Company Shareholders and the Rangos Shareholders, require such person to refrain from taking any action which could reasonably be expected to frustrate the purposes intended to be accomplished by the best efforts obligations provided herein.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the first paragraph of this Agreement.

                                       USA WASTE SERVICES, INC.


                                       By:  /s/ EARL E. DEFRATES
                                          --------------------------------------
                                          Earl E. DeFrates
                                          Executive Vice President


                                            /s/ JOHN G. RANGOS, SR.
                                          --------------------------------------
                                          John G. Rangos, Sr.


                                            /s/ JOHN G. RANGOS, JR.
                                          --------------------------------------
                                          John G. Rangos, Jr.


                                            /s/ ALEXANDER W. RANGOS
                                          --------------------------------------
                                          Alexander W. Rangos



                                       JOHN RANGOS DEVELOPMENT CORPORATION, INC.


                                       By:  /s/ ALEXANDER W. RANGOS
                                          --------------------------------------


                                            /s/ DONALD F. MOOREHEAD, JR.
                                          --------------------------------------
                                          Donald F. Moorehead, Jr.


                                            /s/ JOHN E. DRURY
                                          --------------------------------------
                                          John E. Drury

                                                                    EXHIBIT A


      THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS IT IS REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                   WARRANT

                         to Purchase Common Stock of

                          USA WASTE SERVICES, INC.

                          Expiring on June 21, 2004

                 THIS IS TO CERTIFY THAT, for value received, USA WASTE SERVICES, INC., a Delaware corporation (the "Company"), hereby grants to JOHN
G. RANGOS, SR. (together with any registered transferees under Article 2 hereof, the "Holder"), a Warrant to purchase 300,000 shares of the duly authorized, validly issued, fully paid and nonassessable shares (the "Warrant Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock"), at a purchase price per share of $29.00 (as adjusted pursuant to the terms of this Warrant, the "Exercise Price"), and to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of Warrant Shares purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article 4 hereof. This Warrant shall expire at 5:00 p.m., Dallas, Texas time on June 21, 2004.

                 1.       Exercise of Warrant

                 1.1      Exercisability.  This Warrant may be exercised as to
(i) an aggregate of 75,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1997; (ii) an aggregate of 150,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1998; (iii) an aggregate of 225,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1999; and (iv) and an aggregate of 300,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 2000; provided, however, that this Warrant shall immediately become exercisable as to all 300,000 of the Warrant Shares covered hereby in the event of a Change in Control of the Company (as such term is defined in Section 5(a) hereof). All numbers of shares referred to herein shall be subject to adjustment in accordance with Article 4 hereof.

                 1.2 Exercise of Right to Purchase. To exercise this Warrant, the Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as Exhibit A hereto, stating therein the election of the Holder to exercise this Warrant in the manner provided in the Subscription Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares purchased hereunder, and (c) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise (subject as aforesaid), the Company shall issue and deliver to such holder a certificate for the full number of the Warrant Shares purchased by such holder a

                                                                      EXHIBIT A

certificate for the full number of the Warrant Shares purchased by such holder hereunder, against the receipt by the Company of the total Exercise Price payable hereunder for all the Warrant Shares so purchased, and if this Warrant is being exercised in part only, a new certificate representing the unexercised portion of this Warrant. The person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.

                 1.3 Conversion Rights. In lieu of the exercise of this Warrant, in whole or in part, pursuant to Section 1.2 hereof, the Holder may, as to any Warrant Shares then issuable thereunder as to which the Holder wishes to exercise his rights under this Section 1.3 (the "Conversion Shares"), elect instead to convert his right to purchase such Conversion Shares pursuant to
Section 1.2 into a number of shares of Common Stock equal to (a) the product of the number of the Conversion Shares times the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 5(b) hereof) as of the date of exercise of such conversion right over (ii) the Exercise Price, divided by
(b) the Market Price Per Share as of the date of exercise of such conversion right. In order to exercise such conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant for conversion in accordance with the foregoing provisions (the "Conversion Date"). As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if this Warrant is being converted in part only, a new certificate representing the unconverted portion of this Warrant.

                 1.4 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share which is one-half or greater. No shares will be issued for less than one- half of a share of Common Stock.

                 2.       Warrant Office:  Transfer

                 2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 5400 LBJ Freeway, Tower One, Suite 300, Dallas, Texas 75240 and may subsequently be such other office of the Company as may be set forth on the cover of the most recent quarterly or annual report filed by the Company under the Exchange Act (as hereinafter defined) or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

                                                                      EXHIBIT A

                 2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article 2.

                 2.3 Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. Subject to the restrictions on transfer of Warrants set forth in Section 2.4 hereof, the Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer (with an appropriate signature guarantee or medallion from an eligible guarantor institution, as such term is defined in the Exchange Act and/or the regulations thereunder) and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this
Section 2.3.

                 2.4 Restrictions on Transfer. The registered holder of this Warrant, by acceptance hereof, agrees that prior to any transfer of this Warrant to Holder will deliver to the Company notice of the proposed transferee and a signed copy of the opinion of the Holder's counsel, or such other counsel as shall be acceptable to the Company, as to the necessity or non-necessity for registration under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities or blue sky laws in connection with such exercise or such transfer. The following provisions shall then apply:

                 (a) If, in the opinion of the Holder's counsel, concurred in by counsel to the Company, the proposed transfer of this Warrant may be effected without registration under the Securities Act and any applicable state securities or blue sky laws, then the Holder shall be entitled to transfer this Warrant in accordance with the notice delivered by the Holder to the Company.

                 (b) If, in the opinion of said counsel, concurred in by counsel to the Company, the proposed transfer of this Warrant may not be effected without registration under the Securities Act and any applicable state securities or blue sky laws, the Holder shall not be entitled to transfer this Warrant unless and until such registration is effected or until the opinion contemplated by paragraph (a), above, can be delivered.

                 2.5 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than taxes on the income of the Holder) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

                                                                      EXHIBIT A

                 3.       Reservation of Shares

                 The Company covenants that it will at all times reserve and keep available out of its treasury common stock or authorized but unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise in full of this Warrant. The Company covenants that all Warrant Shares which shall be issuable upon exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock are then listed.

                 4.       Adjustment of Purchase Price and Number of Shares
Deliverable

                 4.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price hereof shall be subject to adjustment as follows:

                 (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue in connection with any reorganization, or by reclassification of its shares of Common Stock, other securities of the Company (including any such reorganization or reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
         (a) shall become effective retroactively as of the record date of such event.

                 (b) In case the Company shall issue rights, options or warrants or securities convertible into Common Stock to the holders of its Common Stock generally, entitling them (for a period expiring within 45 days after the record date mentioned below in this paragraph
         (b)) to subscribe for or purchase shares of Common Stock at a price per share which (together with the value of the consideration, if any, paid for such rights, options, warrants or convertible securities) is lower at the record date mentioned below than the then Market Price Per Share of Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares immediately theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price

                                                                      EXHIBIT A

         of the total number of shares of Common Stock so offered would purchase at the then Market Price Per Share of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.

                 (c) In case the Company shall distribute to the holders of its Common Stock generally, or the holders of its Common Stock generally shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness (other than any rights, options, warrants or convertible securities referred to in paragraph (b), above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of Common Stock on the record date mentioned below in this paragraph (c), and of which the denominator shall be the then Market Price Per Share of Common Stock on such record date, less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of indebtedness, or rights, options, warrants or convertible securities, distributable with respect to each share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                 (d) In the event of any capital reorganization or any reclassification of the capital stock of the Company (other than a reorganization or reclassification referred to in paragraph (a) above) or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving corporation), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company in which holders of Common Stock receive securities or property, the Holder shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) receivable in such transaction which this Warrant entitled the Holder to purchase immediately prior to such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this
         Article 4 with respect to rights and interest thereafter of the Holder under this Warrant to the end that the provisions of this Article 4 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant. The provisions of this Section 4.1(d) shall similarly apply to

                                                                      EXHIBIT A

         successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                 (e) With respect to any adjustment in the number of Warrant Shares issuable and/or the Exercise Price under Sections 4.1(b), (c), (d) or (g) resulting from the issuance or distribution of any rights, options, warrants or convertible securities providing for the right to purchase or subscribe for Common Stock of the Company ("Common Stock Equivalents"):

                         (i) no further adjustment of the number of Warrant Shares issuable or the Exercise Price will be made upon the subsequent issue or sale of, the exercise of, or the conversion or exchange of, such Common Stock;

                        (ii) if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion, or exchange of such Common Stock Equivalent (by change of rate or otherwise), the number of Warrant Shares issuable pursuant to this Warrant and the Exercise Price computed upon original issuance or distribution (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based on the existence of such Common Stock Equivalent will, as to any Warrant Shares remaining unissued upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease or any change in the rights of conversion or exchange under such Common Stock Equivalents that are outstanding at such time;

                       (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Common Stock Equivalent that has not been exercised or the expiration of any rights of conversion or exchange under any such Common Stock Equivalent that (or purchase by the Company and cancellation or retirement of any such Common Stock Equivalent the rights of conversion or exchange under which) have not been exercised, the number of Warrant Shares issuable pursuant to this Warrant and the Exercise Price computed upon the original issuance or distribution of such Common Stock Equivalent (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based on the existence of such Common Stock Equivalent, will, as to any Warrant Shares remaining unissued upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if the only shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options or warrants or the conversion or exchange of such convertible securities and the consideration received therefor was the consideration actually received by the Company for the issuance or distribution of all such rights, options or warrants, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issuance or distribution of all such convertible securities

                                                                      EXHIBIT A

                 that were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange;

                        (iv)      no readjustment pursuant to clause (ii) or
                 (iii) above will have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment of the Exercise Price originally made in respect of the issuance or distribution of such Common Stock Equivalents; and

                         (v) in the case of any such rights, options or warrants that expire by their terms not more than 60 days after the date of their issuance or distribution, no adjustment of the Exercise Price will be made until the expiration or exercise of all such rights, options or warrants, whereupon such adjustment shall be made in the manner provided in clause (iii) above.

                 (f) For avoidance of doubt, any adjustment pursuant to this Section 4.1 shall be apportioned ratably among all unissued Warrant Shares issuable pursuant to this Warrant.

                 (g) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this
         Section 4.1, the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                 4.2 In the event the Company shall declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company's Board of Directors or any dividend or distribution referred to in Section 4.1(a) or (c) above), the Exercise Price shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 4.2, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company.

                 4.3 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Exercise Price thereof, shall be required unless such adjustment would require an increase or decrease of at least $.10 in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the Exercise Price and the number of Warrant Shares shall be rounded to the nearest cent or the nearest one thousandth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company

                                                                      EXHIBIT A

shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of this Warrant, or in the Exercise Price, in addition to those required by such Section, as in its discretion shall determine to be advisable in order that any event referred to in Section 4.1 or 4.2 of this Agreement shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock, provided that the Holder is not otherwise prejudiced by such changes.

                 4.4 Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant and/or the Exercise Price is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment, together with a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                 4.5 If at any time prior to the expiration of this Warrant and prior to its exercise any event referred to in Section 4.1 or 4.2 of this Agreement occurs which has an effect on the Exercise Price or the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant (each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder not less than 20 days prior to the record date, if any, in connection with such Notification Event (or such other date as such notice is given to the holders of Common Stock generally; provided, however, that if there is no record date, or if 20 days prior notice is impracticable, such notice shall be given as soon as is practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant.

                 4.6 The form of the certificate representing this Warrant need not be changed because of any change in the Exercise Price or any change in the kind or amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant, and any such certificates issued before or after such change may state the same Exercise Price and the same kind or amount of shares of stock or other securities or property deliverable upon exercise as certificates theretofore issued. The Company may, however, at any time, in its sole discretion, make any change in the form of such certificate that it may deem appropriate in order to give effect to the provisions of this
Article 4, and such certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding certificate or otherwise, may be in the form as so changed.

                 5. Definition of Change in Control; Determination of Market Price Per Share

                 (a) As used herein, the term "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of

                                                                      EXHIBIT A

Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided, that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities or
(ii) during any period of 24 consecutive months, individuals (y) who at the beginning of such period constitute the Board of Directors of the Company or
(z) whose election, appointment or nomination for election was approved prior to such election or appointment by a vote of a majority of the directors in office immediately prior to such election or appointment who were directors at the beginning of such two-year period (other than any directors who prior to the Change in Control were associated or affiliated with any person involved with any Change in Control or attempted Change in Control), cease for any reason to constitute at least a majority of the Board of Directors of the Company.

                 (b) As used herein, the "Market Price Per Share" with respect to any date shall mean the closing price per share of Common Stock for the trading day immediately preceding such date; provided, that for purposes of
Article 4 hereof, such term shall mean the average of the closing prices per share of the Common Stock for the 20 consecutive trading days ending on the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading; the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of the Common Stock on NASDAQ or any comparable system; or if the Common Stock is not reported on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the Company's Common Stock as determined in good faith by the Board of Directors of the Company.

                 6.       Rights to Transfer

                 All Warrant Shares issuable hereunder shall be freely transferable by the Holder.

                 7.       Covenant of the Company

                 The Company covenants and agrees that this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and that any agreement providing for any such acquisition of all or substantially all of the Company's assets will expressly so provide.

                                                                     EXHIBIT A

                 8.       Miscellaneous

                 8.1 Entire Agreement. This Warrant contains the entire agreement between the Holder and the Company with respect to its subject matter and supersedes all prior arrangements or understanding with respect thereto.


                 8.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

                 8.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition of this Warrant, or any amendment or supplement thereto, must be in writing signed by each party to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant by a party shall not in any way affect, limit or waive such party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

                 8.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not be in any way impaired.

                 8.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

                 8.6 Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by overnight courier or certified or registered mail to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by overnight courier or certified or registered mail to, the office of the Company at 5400 LBJ Freeway, Tower One, Suite 300, Dallas, Texas 75240 or such other address within the continental United States of America as shall have been furnished by the Company to the holders of this Warrant.

                 8.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase or otherwise acquire shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any shares of Common Stock or

                                                                   EXHIBIT A

as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                 8.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this
Section 8.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 8.8.

                 8.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 21st day of June, 1996.

                                        USA WASTE SERVICES, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


Attest:


- ------------------------------
Name:
Title:

                                                                      EXHIBIT A


                                                                      Exhibit A

                              SUBSCRIPTION NOTICE

                 The undersigned, the Holder of the Warrant accompanying this notice, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, ___ Warrant Shares covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.2 of such Warrant.

                 The undersigned requests (a) that certificates for such Warrant Shares (and any other securities or property issuable upon such exercise) be issued in the name of, and delivered to, ______________________________ and (b) if such Warrant Shares shall not include all of the Warrant Shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the Warrant Shares issuable thereunder be delivered to the undersigned.



                                        ----------------------------------------
                                        Name of Holder


                                        ----------------------------------------
                                        Signature



                                        Address:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                                                      EXHIBIT A

                                                                      Exhibit B


                              NOTICE OF CONVERSION

                 The undersigned hereby irrevocably elects to convert, pursuant to Section 1.3 of the Warrant, the undersigned's right to purchase __________ Conversion Shares pursuant to the accompanying Warrant into shares of the Common Stock of the Company. The number of shares of the Common Stock of the Company to be received by the undersigned shall be calculated in accordance with the provisions of Section 1.3 of the accompanying Warrant.

                 The undersigned hereby requests (a) that certificates for such shares (and any other securities or property issuable upon such exercise) be issued in the name of, and delivered to, ______________ and (b) the Conversion Shares referred to above shall not include all of the Warrant Shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the Warrant Shares issuable thereunder be delivered to the undersigned.



                                        ----------------------------------------
                                        Name of Holder


                                        ----------------------------------------
                                        Signature



                                        Address:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                                                    EXHIBIT B

      THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS IT IS REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                   WARRANT

                         to Purchase Common Stock of

                          USA WASTE SERVICES, INC.

                          Expiring on June 21, 2004

                 THIS IS TO CERTIFY THAT, for value received, USA WASTE SERVICES, INC., a Delaware corporation (the "Company"), hereby grants to JOHN
G. RANGOS, JR. (together with any registered transferees under Article 2 hereof, the "Holder"), a Warrant to purchase 100,000 shares of the duly authorized, validly issued, fully paid and nonassessable shares (the "Warrant Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock"), at a purchase price per share of $29.00 (as adjusted pursuant to the terms of this Warrant, the "Exercise Price"), and to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of Warrant Shares purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article 4 hereof. This Warrant shall expire at 5:00 p.m., Dallas, Texas time on June 21, 2004.

                 1.       Exercise of Warrant

                 1.1      Exercisability.  This Warrant may be exercised as to
(i) an aggregate of 25,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1997; (ii) an aggregate of 50,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1998; (iii) an aggregate of 75,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1999; and (iv) and an aggregate of 100,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 2000; provided, however, that this Warrant shall immediately become exercisable as to all 100,000 of the Warrant Shares covered hereby in the event of a Change in Control of the Company (as such term is defined in Section 5(a) hereof). All numbers of shares referred to herein shall be subject to adjustment in accordance with Article 4 hereof.

                 1.2 Exercise of Right to Purchase. To exercise this Warrant, the Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as Exhibit A hereto, stating therein the election of the Holder to exercise this Warrant in the manner provided in the Subscription Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares purchased hereunder, and (c) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise (subject as aforesaid), the Company shall issue and deliver to such holder a

                                                                      EXHIBIT B

certificate for the full number of the Warrant Shares purchased by such holder hereunder, against the receipt by the Company of the total Exercise Price payable hereunder for all the Warrant Shares so purchased, and if this Warrant is being exercised in part only, a new certificate representing the unexercised portion of this Warrant. The person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.

                 1.3 Conversion Rights. In lieu of the exercise of this Warrant, in whole or in part, pursuant to Section 1.2 hereof, the Holder may, as to any Warrant Shares then issuable thereunder as to which the Holder wishes to exercise his rights under this Section 1.3 (the "Conversion Shares"), elect instead to convert his right to purchase such Conversion Shares pursuant to
Section 1.2 into a number of shares of Common Stock equal to (a) the product of the number of the Conversion Shares times the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 5(b) hereof) as of the date of exercise of such conversion right over (ii) the Exercise Price, divided by
(b) the Market Price Per Share as of the date of exercise of such conversion right. In order to exercise such conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant for conversion in accordance with the foregoing provisions (the "Conversion Date"). As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if this Warrant is being converted in part only, a new certificate representing the unconverted portion of this Warrant.

                 1.4 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share which is one-half or greater. No shares will be issued for less than one- half of a share of Common Stock.

                 2.       Warrant Office:  Transfer

                 2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 5400 LBJ Freeway, Tower One, Suite 300, Dallas, Texas 75240 and may subsequently be such other office of the Company as may be set forth on the cover of the most recent quarterly or annual report filed by the Company under the Exchange Act (as hereinafter defined) or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

                                                                      EXHIBIT B

                 2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article 2.

                 2.3 Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. Subject to the restrictions on transfer of Warrants set forth in Section 2.4 hereof, the Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer (with an appropriate signature guarantee or medallion from an eligible guarantor institution, as such term is defined in the Exchange Act and/or the regulations thereunder) and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this
Section 2.3.

                 2.4 Restrictions on Transfer. The registered holder of this Warrant, by acceptance hereof, agrees that prior to any transfer of this Warrant to Holder will deliver to the Company notice of the proposed transferee and a signed copy of the opinion of the Holder's counsel, or such other counsel as shall be acceptable to the Company, as to the necessity or non-necessity for registration under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities or blue sky laws in connection with such exercise or such transfer. The following provisions shall then apply:

                 (a) If, in the opinion of the Holder's counsel, concurred in by counsel to the Company, the proposed transfer of this Warrant may be effected without registration under the Securities Act and any applicable state securities or blue sky laws, then the Holder shall be entitled to transfer this Warrant in accordance with the notice delivered by the Holder to the Company.

                 (b) If, in the opinion of said counsel, concurred in by counsel to the Company, the proposed transfer of this Warrant may not be effected without registration under the Securities Act and any applicable state securities or blue sky laws, the Holder shall not be entitled to transfer this Warrant unless and until such registration is effected or until the opinion contemplated by paragraph (a), above, can be delivered.

                 2.5 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than taxes on the income of the Holder) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

                                                                      EXHIBIT B

                 3.       Reservation of Shares

                 The Company covenants that it will at all times reserve and keep available out of its treasury common stock or authorized but unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise in full of this Warrant. The Company covenants that all Warrant Shares which shall be issuable upon exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock are then listed.

                 4.       Adjustment of Purchase Price and Number of Shares
Deliverable

                 4.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price hereof shall be subject to adjustment as follows:

                 (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue in connection with any reorganization, or by reclassification of its shares of Common Stock, other securities of the Company (including any such reorganization or reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
         (a) shall become effective retroactively as of the record date of such event.

                 (b) In case the Company shall issue rights, options or warrants or securities convertible into Common Stock to the holders of its Common Stock generally, entitling them (for a period expiring within 45 days after the record date mentioned below in this paragraph
         (b)) to subscribe for or purchase shares of Common Stock at a price per share which (together with the value of the consideration, if any, paid for such rights, options, warrants or convertible securities) is lower at the record date mentioned below than the then Market Price Per Share of Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares immediately theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price

                                                                      EXHIBIT B

         of the total number of shares of Common Stock so offered would purchase at the then Market Price Per Share of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.

                 (c) In case the Company shall distribute to the holders of its Common Stock generally, or the holders of its Common Stock generally shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness (other than any rights, options, warrants or convertible securities referred to in paragraph (b), above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of Common Stock on the record date mentioned below in this paragraph (c), and of which the denominator shall be the then Market Price Per Share of Common Stock on such record date, less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of indebtedness, or rights, options, warrants or convertible securities, distributable with respect to each share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                 (d) In the event of any capital reorganization or any reclassification of the capital stock of the Company (other than a reorganization or reclassification referred to in paragraph (a) above) or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving corporation), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company in which holders of Common Stock receive securities or property, the Holder shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) receivable in such transaction which this Warrant entitled the Holder to purchase immediately prior to such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this
         Article 4 with respect to rights and interest thereafter of the Holder under this Warrant to the end that the provisions of this Article 4 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant. The provisions of this Section 4.1(d) shall similarly apply to

                                                                      EXHIBIT B

         successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                 (e) With respect to any adjustment in the number of Warrant Shares issuable and/or the Exercise Price under Sections 4.1(b), (c), (d) or (g) resulting from the issuance or distribution of any rights, options, warrants or convertible securities providing for the right to purchase or subscribe for Common Stock of the Company ("Common Stock Equivalents"):

                         (i) no further adjustment of the number of Warrant Shares issuable or the Exercise Price will be made upon the subsequent issue or sale of, the exercise of, or the conversion or exchange of, such Common Stock;

                        (ii) if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion, or exchange of such Common Stock Equivalent (by change of rate or otherwise), the number of Warrant Shares issuable pursuant to this Warrant and the Exercise Price computed upon original issuance or distribution (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based on the existence of such Common Stock Equivalent will, as to any Warrant Shares remaining unissued upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease or any change in the rights of conversion or exchange under such Common Stock Equivalents that are outstanding at such time;

                       (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Common Stock Equivalent that has not been exercised or the expiration of any rights of conversion or exchange under any such Common Stock Equivalent that (or purchase by the Company and cancellation or retirement of any such Common Stock Equivalent the rights of conversion or exchange under which) have not been exercised, the number of Warrant Shares issuable pursuant to this Warrant and the Exercise Price computed upon the original issuance or distribution of such Common Stock Equivalent (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based on the existence of such Common Stock Equivalent, will, as to any Warrant Shares remaining unissued upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if the only shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options or warrants or the conversion or exchange of such convertible securities and the consideration received therefor was the consideration actually received by the Company for the issuance or distribution of all such rights, options or warrants, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issuance or distribution of all such convertible securities

                                                                      EXHIBIT B

                 that were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon sucH conversion or exchange;

                        (iv)      no readjustment pursuant to clause (ii) or
                 (iii) above will have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment of the Exercise Price originally made in respect of the issuance or distribution of such Common Stock Equivalents; and

                         (v) in the case of any such rights, options or warrants that expire by their terms not more than 60 days after the date of their issuance or distribution, no adjustment of the Exercise Price will be made until the expiration or exercise of all such rights, options or warrants, whereupon such adjustment shall be made in the manner provided in clause (iii) above.

                 (f) For avoidance of doubt, any adjustment pursuant to this Section 4.1 shall be apportioned ratably among all unissued Warrant Shares issuable pursuant to this Warrant.

                 (g) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this
         Section 4.1, the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                 4.2 In the event the Company shall declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company's Board of Directors or any dividend or distribution referred to in Section 4.1(a) or (c) above), the Exercise Price shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 4.2, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company.

                 4.3 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Exercise Price thereof, shall be required unless such adjustment would require an increase or decrease of at least $.10 in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the Exercise Price and the number of Warrant Shares shall be rounded to the nearest cent or the nearest one thousandth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company

                                                                      EXHIBIT B

shall be entitled, but shall not be required, to make such changes in the number of WarrantShares purchasable upon the exercise of this Warrant, or in the Exercise Price, in addition to those required by such Section, as in its discretion shall determine to be advisable in order that any event referred to in Section 4.1 or 4.2 of this Agreement shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock, provided that the Holder is not otherwise prejudiced by such changes.

                 4.4 Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant and/or the Exercise Price is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment, together with a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                 4.5 If at any time prior to the expiration of this Warrant and prior to its exercise any event referred to in Section 4.1 or 4.2 of this Agreement occurs which has an effect on the Exercise Price or the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant (each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder not less than 20 days prior to the record date, if any, in connection with such Notification Event (or such other date as such notice is given to the holders of Common Stock generally; provided, however, that if there is no record date, or if 20 days prior notice is impracticable, such notice shall be given as soon as is practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant.

                 4.6 The form of the certificate representing this Warrant need not be changed because of any change in the Exercise Price or any change in the kind or amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant, and any such certificates issued before or after such change may state the same Exercise Price and the same kind or amount of shares of stock or other securities or property deliverable upon exercise as certificates theretofore issued. The Company may, however, at any time, in its sole discretion, make any change in the form of such certificate that it may deem appropriate in order to give effect to the provisions of this
Article 4, and such certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding certificate or otherwise, may be in the form as so changed.

                 5. Definition of Change in Control; Determination of Market Price Per Share

                 (a) As used herein, the term "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of

                                                                       EXHIBIT B

Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided, that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities or
(ii) during any period of 24 consecutive months, individuals (y) who at the beginning of such period constitute the Board of Directors of the Company or
(z) whose election, appointment or nomination for election was approved prior to such election or appointment by a vote of a majority of the directors in office immediately prior to such election or appointment who were directors at the beginning of such two-year period (other than any directors who prior to the Change in Control were associated or affiliated with any person involved with any Change in Control or attempted Change in Control), cease for any reason to constitute at least a majority of the Board of Directors of the Company.

                 (b) As used herein, the "Market Price Per Share" with respect to any date shall mean the closing price per share of Common Stock for the trading day immediately preceding such date; provided, that for purposes of
Article 4 hereof, such term shall mean the average of the closing prices per share of the Common Stock for the 20 consecutive trading days ending on the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading; the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of the Common Stock on NASDAQ or any comparable system; or if the Common Stock is not reported on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the Company's Common Stock as determined in good faith by the Board of Directors of the Company.

                 6.       Rights to Transfer

                 All Warrant Shares issuable hereunder shall be freely transferable by the Holder.

                 7.       Covenant of the Company

                 The Company covenants and agrees that this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and that any agreement providing for any such acquisition of all or substantially all of the Company's assets will expressly so provide.

                                                                      EXHIBIT B

                 8.       Miscellaneous

                 8.1 Entire Agreement. This Warrant contains the entire agreement between the Holder and the Company with respect to its subject matter and supersedes all prior arrangements or understanding with respect thereto.

                 8.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

                 8.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition of this Warrant, or any amendment or supplement thereto, must be in writing signed by each party to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant by a party shall not in any way affect, limit or waive such party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

                 8.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not be in any way impaired.

                 8.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

                 8.6 Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by overnight courier or certified or registered mail to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by overnight courier or certified or registered mail to, the office of the Company at 5400 LBJ Freeway, Tower One, Suite 300, Dallas, Texas 75240 or such other address within the continental United States of America as shall have been furnished by the Company to the holders of this Warrant.

                 8.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase or otherwise acquire shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any shares of Common Stock or

                                                                      EXHIBIT B

as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                 8.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 8.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 8.8.

                 8.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 21st day of June, 1996.

                                        USA WASTE SERVICES, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


Attest:


- ---------------------------
Name:
Title:

                                                                      EXHIBIT B

                                                                      Exhibit A

                              SUBSCRIPTION NOTICE

                 The undersigned, the Holder of the Warrant accompanying this notice, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, ___ Warrant Shares covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.2 of such Warrant.

                 The undersigned requests (a) that certificates for such Warrant Shares (and any other securities or property issuable upon such exercise) be issued in the name of, and delivered to, __________________ and
(b) if such Warrant Shares shall not include all of the Warrant Shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the Warrant Shares issuable thereunder be delivered to the undersigned.




                                        ----------------------------------------
                                        Name of Holder



                                        ----------------------------------------
                                        Signature



                                        Address:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                                                      EXHIBIT B

                                                                      Exhibit B

                              NOTICE OF CONVERSION

                 The undersigned hereby irrevocably elects to convert, pursuant to Section 1.3 of the Warrant, the undersigned's right to purchase __________ Conversion Shares pursuant to the accompanying Warrant into shares of the Common Stock of the Company. The number of shares of the Common Stock of the Company to be received by the undersigned shall be calculated in accordance with the provisions of Section 1.3 of the accompanying Warrant.

                 The undersigned hereby requests (a) that certificates for such shares (and any other securities or property issuable upon such exercise) be issued in the name of, and delivered to, ______________ and (b) the Conversion Shares referred to above shall not include all of the Warrant Shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the Warrant Shares issuable thereunder be delivered to the undersigned.




                                        ----------------------------------------
                                        Name of Holder



                                        ----------------------------------------
                                        Signature



                                        Address:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                                                    EXHIBIT C

      THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS IT IS REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                   WARRANT

                         to Purchase Common Stock of

                           USA WASTE SERVICES, INC.

                          Expiring on June 21, 2004

                 THIS IS TO CERTIFY THAT, for value received, USA WASTE SERVICES, INC., a Delaware corporation (the "Company"), hereby grants to ALEXANDER W. RANGOS (together with any registered transferees under Article 2 hereof, the "Holder"), a Warrant to purchase 300,000 shares of the duly authorized, validly issued, fully paid and nonassessable shares (the "Warrant Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock"), at a purchase price per share of $29.00 (as adjusted pursuant to the terms of this Warrant, the "Exercise Price"), and to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of Warrant Shares purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article 4 hereof. This Warrant shall expire at 5:00 p.m., Dallas, Texas time on June 21, 2004.

                 1.       Exercise of Warrant

                 1.1      Exercisability.  This Warrant may be exercised as to
(i) an aggregate of 75,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1997; (ii) an aggregate of 150,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1998; (iii) an aggregate of 225,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 1999; and (iv) and an aggregate of 300,000 Warrant Shares as a whole or in part from time to time commencing on June 21, 2000; provided, however, that this Warrant shall immediately become exercisable as to all 300,000 of the Warrant Shares covered hereby in the event of a Change in Control of the Company (as such term is defined in Section 5(a) hereof). All numbers of shares referred to herein shall be subject to adjustment in accordance with Article 4 hereof.

                 1.2 Exercise of Right to Purchase. To exercise this Warrant, the Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as Exhibit A hereto, stating therein the election of the Holder to exercise this Warrant in the manner provided in the Subscription Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares purchased hereunder, and (c) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise (subject as aforesaid), the Company shall issue and deliver to such holder a

                                                                       EXHIBIT C

certificate for the full number of the Warrant Shares purchased by such holder hereunder, against the receipt by the Company of the total Exercise Price payable hereunder for all the Warrant Shares so purchased, and if this Warrant is being exercised in part only, a new certificate representing the unexercised portion of this Warrant. The person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.

                 1.3 Conversion Rights. In lieu of the exercise of this Warrant, in whole or in part, pursuant to Section 1.2 hereof, the Holder may, as to any Warrant Shares then issuable thereunder as to which the Holder wishes to exercise his rights under this Section 1.3 (the "Conversion Shares"), elect instead to convert his right to purchase such Conversion Shares pursuant to
Section 1.2 into a number of shares of Common Stock equal to (a) the product of the number of the Conversion Shares times the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 5(b) hereof) as of the date of exercise of such conversion right over (ii) the Exercise Price, divided by
(b) the Market Price Per Share as of the date of exercise of such conversion right. In order to exercise such conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant for conversion in accordance with the foregoing provisions (the "Conversion Date"). As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if this Warrant is being converted in part only, a new certificate representing the unconverted portion of this Warrant.

                 1.4 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share which is one-half or greater. No shares will be issued for less than one-half of a share of Common Stock.

                 2.       Warrant Office:  Transfer

                 2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 5400 LBJ Freeway, Tower One, Suite 300, Dallas, Texas 75240 and may subsequently be such other office of the Company as may be set forth on the cover of the most recent quarterly or annual report filed by the Company under the Exchange Act (as hereinafter defined) or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

                                                                      EXHIBIT C

                 2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article 2.

                 2.3 Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. Subject to the restrictions on transfer of Warrants set forth in Section 2.4 hereof, the Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer (with an appropriate signature guarantee or medallion from an eligible guarantor institution, as such term is defined in the Exchange Act and/or the regulations thereunder) and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this
Section 2.3.

                 2.4 Restrictions on Transfer. The registered holder of this Warrant, by acceptance hereof, agrees that prior to any transfer of this Warrant to Holder will deliver to the Company notice of the proposed transferee and a signed copy of the opinion of the Holder's counsel, or such other counsel as shall be acceptable to the Company, as to the necessity or non-necessity for registration under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities or blue sky laws in connection with such exercise or such transfer. The following provisions shall then apply:

                 (a) If, in the opinion of the Holder's counsel, concurred in by counsel to the Company, the proposed transfer of this Warrant may be effected without registration under the Securities Act and any applicable state securities or blue sky laws, then the Holder shall be entitled to transfer this Warrant in accordance with the notice delivered by the Holder to the Company.

                 (b) If, in the opinion of said counsel, concurred in by counsel to the Company, the proposed transfer of this Warrant may not be effected without registration under the Securities Act and any applicable state securities or blue sky laws, the Holder shall not be entitled to transfer this Warrant unless and until such registration is effected or until the opinion contemplated by paragraph (a), above, can be delivered.

                 2.5 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than taxes on the income of the Holder) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

                                                                      EXHIBIT C

                 3.       Reservation of Shares

                 The Company covenants that it will at all times reserve and keep available out of its treasury common stock or authorized but unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise in full of this Warrant. The Company covenants that all Warrant Shares which shall be issuable upon exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock are then listed.

                 4.       Adjustment of Purchase Price and Number of Shares
                          Deliverable

                 4.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price hereof shall be subject to adjustment as follows:

                 (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue in connection with any reorganization, or by reclassification of its shares of Common Stock, other securities of the Company (including any such reorganization or reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
         (a) shall become effective retroactively as of the record date of such event.

                 (b) In case the Company shall issue rights, options or warrants or securities convertible into Common Stock to the holders of its Common Stock generally, entitling them (for a period expiring within 45 days after the record date mentioned below in this paragraph
         (b)) to subscribe for or purchase shares of Common Stock at a price per share which (together with the value of the consideration, if any, paid for such rights, options, warrants or convertible securities) is lower at the record date mentioned below than the then Market Price Per Share of Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares immediately theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price

                                                                      EXHIBIT C

         of the total number of shares of Common Stock so offered would purchase at the then Market Price Per Share of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.

                 (c) In case the Company shall distribute to the holders of its Common Stock generally, or the holders of its Common Stock generally shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness (other than any rights, options, warrants or convertible securities referred to in paragraph (b), above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of Common Stock on the record date mentioned below in this paragraph (c), and of which the denominator shall be the then Market Price Per Share of Common Stock on such record date, less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of indebtedness, or rights, options, warrants or convertible securities, distributable with respect to each share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                 (d) In the event of any capital reorganization or any reclassification of the capital stock of the Company (other than a reorganization or reclassification referred to in paragraph (a) above) or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving corporation), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company in which holders of Common Stock receive securities or property, the Holder shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) receivable in such transaction which this Warrant entitled the Holder to purchase immediately prior to such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this
         Article 4 with respect to rights and interest thereafter of the Holder under this Warrant to the end that the provisions of this Article 4 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant. The provisions of this Section 4.1(d) shall similarly apply to

                                                                      EXHIBIT C

         successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                 (e) With respect to any adjustment in the number of Warrant Shares issuable and/or the Exercise Price under Sections 4.1(b), (c), (d) or (g) resulting from the issuance or distribution of any rights, options, warrants or convertible securities providing for the right to purchase or subscribe for Common Stock of the Company ("Common Stock Equivalents"):

                         (i) no further adjustment of the number of Warrant Shares issuable or the Exercise Price will be made upon the subsequent issue or sale of, the exercise of, or the conversion or exchange of, such Common Stock;

                        (ii) if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion, or exchange of such Common Stock Equivalent (by change of rate or otherwise), the number of Warrant Shares issuable pursuant to this Warrant and the Exercise Price computed upon original issuance or distribution (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based on the existence of such Common Stock Equivalent will, as to any Warrant Shares remaining unissued upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease or any change in the rights of conversion or exchange under such Common Stock Equivalents that are outstanding at such time;

                       (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Common Stock Equivalent that has not been exercised or the expiration of any rights of conversion or exchange under any such Common Stock Equivalent that (or purchase by the Company and cancellation or retirement of any such Common Stock Equivalent the rights of conversion or exchange under which) have not been exercised, the number of Warrant Shares issuable pursuant to this Warrant and the Exercise Price computed upon the original issuance or distribution of such Common Stock Equivalent (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based on the existence of such Common Stock Equivalent, will, as to any Warrant Shares remaining unissued upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if the only shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options or warrants or the conversion or exchange of such convertible securities and the consideration received therefor was the consideration actually received by the Company for the issuance or distribution of all such rights, options or warrants, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issuance or distribution of all such convertible securities

                                                                      EXHIBIT C

                 that were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange;

                        (iv)      no readjustment pursuant to clause (ii) or
                 (iii) above will have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment of the Exercise Price originally made in respect of the issuance or distribution of such Common Stock Equivalents; and

                         (v) in the case of any such rights, options or warrants that expire by their terms not more than 60 days after the date of their issuance or distribution, no adjustment of the Exercise Price will be made until the expiration or exercise of all such rights, options or warrants, whereupon such adjustment shall be made in the manner provided in clause (iii) above.

                 (f) For avoidance of doubt, any adjustment pursuant to this Section 4.1 shall be apportioned ratably among all unissued Warrant Shares issuable pursuant to this Warrant.

                 (g) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this
         Section 4.1, the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                 4.2 In the event the Company shall declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company's Board of Directors or any dividend or distribution referred to in Section 4.1(a) or (c) above), the Exercise Price shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 4.2, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company.

                 4.3 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Exercise Price thereof, shall be required unless such adjustment would require an increase or decrease of at least $.10 in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the Exercise Price and the number of Warrant Shares shall be rounded to the nearest cent or the nearest one thousandth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company

                                                                      EXHIBIT C

shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of this Warrant, or in the Exercise Price, in addition to those required by such Section, as in its discretion shall determine to be advisable in order that any event referred to in Section 4.1 or 4.2 of this Agreement shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock, provided that the Holder is not otherwise prejudiced by such changes.

                 4.4 Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant and/or the Exercise Price is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment, together with a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                 4.5 If at any time prior to the expiration of this Warrant and prior to its exercise any event referred to in Section 4.1 or 4.2 of this Agreement occurs which has an effect on the Exercise Price or the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant (each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder not less than 20 days prior to the record date, if any, in connection with such Notification Event (or such other date as such notice is given to the holders of Common Stock generally; provided, however, that if there is no record date, or if 20 days prior notice is impracticable, such notice shall be given as soon as is practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant.

                 4.6 The form of the certificate representing this Warrant need not be changed because of any change in the Exercise Price or any change in the kind or amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant, and any such certificates issued before or after such change may state the same Exercise Price and the same kind or amount of shares of stock or other securities or property deliverable upon exercise as certificates theretofore issued. The Company may, however, at any time, in its sole discretion, make any change in the form of such certificate that it may deem appropriate in order to give effect to the provisions of this
Article 4, and such certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding certificate or otherwise, may be in the form as so changed.

                 5. Definition of Change in Control; Determination of Market Price Per Share

                 (a) As used herein, the term "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of

                                                                      EXHIBIT C

Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided, that, without limitation, such a change in control shall be deemed tohave occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities or
(ii) during any period of 24 consecutive months, individuals (y) who at the beginning of such period constitute the Board of Directors of the Company or
(z) whose election, appointment or nomination for election was approved prior to such election or appointment by a vote of a majority of the directors in office immediately prior to such election or appointment who were directors at the beginning of such two-year period (other than any directors who prior to the Change in Control were associated or affiliated with any person involved with any Change in Control or attempted Change in Control), cease for any reason to constitute at least a majority of the Board of Directors of the Company.

                 (b) As used herein, the "Market Price Per Share" with respect to any date shall mean the closing price per share of Common Stock for the trading day immediately preceding such date; provided, that for purposes of
Article 4 hereof, such term shall mean the average of the closing prices per share of the Common Stock for the 20 consecutive trading days ending on the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading; the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of the Common Stock on NASDAQ or any comparable system; or if the Common Stock is not reported on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the Company's Common Stock as determined in good faith by the Board of Directors of the Company.

                 6.       Rights to Transfer

                 All Warrant Shares issuable hereunder shall be freely transferable by the Holder.

                 7.       Covenant of the Company

                 The Company covenants and agrees that this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and that any agreement providing for any such acquisition of all or substantially all of the Company's assets will expressly so provide.

                                                                      EXHIBIT C

                 8.       Miscellaneous

                 8.1 Entire Agreement. This Warrant contains the entire agreement between the Holder and the Company with respect to its subject matter and supersedes all prior arrangements or understanding with respect thereto.

                 8.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

                 8.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition of this Warrant, or any amendment or supplement thereto, must be in writing signed by each party to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant by a party shall not in any way affect, limit or waive such party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

                 8.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not be in any way impaired.

                 8.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

                 8.6 Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by overnight courier or certified or registered mail to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by overnight courier or certified or registered mail to, the office of the Company at 5400 LBJ Freeway, Tower One, Suite 300, Dallas, Texas 75240 or such other address within the continental United States of America as shall have been furnished by the Company to the holders of this Warrant.

                 8.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase or otherwise acquire shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any shares of Common Stock or

                                                                      EXHIBIT C

as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                 8.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 8.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 8.8.

                 8.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 21st day of June, 1996.

                                        USA WASTE SERVICES, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


Attest:



- ----------------------------
Name:
Title:

                                                                      EXHIBIT C

                                                                      Exhibit A


                              SUBSCRIPTION NOTICE

                 The undersigned, the Holder of the Warrant accompanying this notice, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, ___ Warrant Shares covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.2 of such Warrant.

                 The undersigned requests (a) that certificates for such Warrant Shares (and any other securities or property issuable upon such exercise) be issued in the name of, and delivered to, _______________ and
(b) if such Warrant Shares shall not include all of the Warrant Shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the Warrant Shares issuable thereunder be delivered to the undersigned.



                                        ----------------------------------------
                                        Name of Holder



                                        ----------------------------------------
                                        Signature



                                        Address:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                                                      EXHIBIT C

                                                                      Exhibit B


                              NOTICE OF CONVERSION

                 The undersigned hereby irrevocably elects to convert, pursuant to Section 1.3 of the Warrant, the undersigned's right to purchase __________ Conversion Shares pursuant to the accompanying Warrant into shares of the Common Stock of the Company. The number of shares of the Common Stock of the Company to be received by the undersigned shall be calculated in accordance with the provisions of Section 1.3 of the accompanying Warrant.

                 The undersigned hereby requests (a) that certificates for such shares (and any other securities or property issuable upon such exercise) be issued in the name of, and delivered to, ______________ and (b) the Conversion Shares referred to above shall not include all of the Warrant Shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the Warrant Shares issuable thereunder be delivered to the undersigned.



                                        ----------------------------------------
                                        Name of Holder



                                        ----------------------------------------
                                        Signature



                                        Address:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------